OPPENHEIMER GOLD & SPECIAL MINERALS FUND
Supplement dated December 4, 1995 to the
Statement of Additional Information dated November 1, 1995

     The Statement of Additional Information is amended by deleting the biography of James C. Ayer under the section entitled "Trustees and Officers of the Fund" on page 20 and replacing it with the following:

          Diane L. Sobin, Vice President and Portfolio Manager;
          Age 33
          Two World Trade Center, New York, New York 10048-0203 Vice President of the Manager; an officer of other OppenheimerFunds; formerly a Vice President and Senior Portfolio Manager at Dean Witter InterCapital, Inc.












December 4, 1995                                         PX0410.003